Exhibit 10.39

First Amendment to

Combination Agreement

This First Amendment to Combination Agreement (this “Amendment”) is entered into as of February 26, 2015 by Fenix Parts, Inc., a Delaware corporation (“Fenix”), Brian Shell, Jason Finley, Adam Mervis, Mervis 2006, LLC, and Michael Stanley (each a “Member” and together the “Members”), and Green Oak Investments LLC dba GO Auto Recycling, a Delaware limited liability company (the “Company”).

Whereas, the Parties have entered into a Combination Agreement dated as of August 14, 2014 (the “Combination Agreement”); and

Whereas, the Parties desire to amend the Combination Agreement as set forth herein,

It is agreed as follows:

1.	Capitalized terms without definition shall have the same meaning as given in the Combination Agreement.

2.	Section 9.1(a)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of Fenix’s breach of or failure to perform its obligations under this Agreement);

3.	Section 9.1(b)(3) of the Combination Agreement shall be deleted and replaced in its entirety with the following:

(3)	Closing has not occurred by May 15, 2015 (the “Outside Date”) (other than as a result of the Members’ breach of or failure to perform their obligations under this Agreement);

4.	The definitions of “Interim Balance Sheet” and “Interim Financial Statements” shall be modified to include the Company’s balance sheet and financial statements as of and for the period ended December 31, 2014.

5.	Except as expressly amended by the terms of this Amendment, the Combination Agreement is in all respects ratified and confirmed.

Signatures appear on the following page

In witness, the Parties have executed this Amendment.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
Chief Executive Officer

/s/ Brian Shell
Brian Shell

/s/ Jason Finley
Jason Finley

/s/ Adam Mervis
Adam Mervis

/s/ Michael Stanley
Michael Stanley
Mervis 2006, LLC

By	/s/ Michael Mervis
Name:	Michael Mervis
Title:	Member
Green Oak Investments LLC dba GO Auto Recycling

By	/s/ Jason M. Finley
Name:	Jason M. Finley
Title:	Member

Signature page to First Amendment to Combination Agreement

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